                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 29, 2000




                                BEACH COUCH, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                       0-25747                33-0812709
--------------------------------------------------------------------------------
 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)



94 Rue de Lausanne, CH1202, Geneva, Switzerland
--------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: 011-41-22-9000000
                                                   ----------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT AND PLAN OF REORGANIZATION. On July 14, 2000, the Registrant reported on Form 8-K that it acquired 80% of the issued and outstanding shares of common stock of VIPC Corporation on June 29, 2000, and undertook to provide the required financial statements by filing an amendment to the Form 8-K within 60 days after the due date of the Form 8-K. This Form 8-K/A-1 is being filed to provide the accompanying required financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of VIPC Corporation are being provided herewith, commencing on page F-1, which follows the signature page.

         (b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith, commencing on page P-1 following the financial statements.

         (c) Exhibits. None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEACH COUCH, INC.


                                         By:  /s/ Michael A.J. Harrop
                                              ----------------------------------
                                              Michael A.J. Harrop, President


Date:  September 13, 2000

                          INDEX TO FINANCIAL STATEMENTS

                                VIPC CORPORATION
                          (A Development Stage Company)


                              FINANCIAL STATEMENTS

                                      with

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         Report of Independent Certified Public Accountants .........  F-2

         Financial Statements:

                  Balance Sheet .....................................  F-3

                  Statement of Operations ...........................  F-4

                  Statement of Changes in  Stockholders'
                   (Deficit) ........................................  F-5

                  Statement of Cash Flows ...........................  F-6

                  Notes to Financial Statements .....................  F-7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
VIPC Corporation
Geneva, Switzerland

We have audited the accompanying balance sheet of VIPC Corporation (a development-stage company) as of June 30, 2000, and the related statements of operations, stockholders' (deficit) and cash flows for the period from June 29, 2000 (date of inception) through June 30, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of VIPC Corporation (a development-stage company) as of June 30, 2000, and the results of its operations, changes in its stockholders' (deficit) and its cash flows for the period from June 29, 2000 (date of inception) through June 30, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1, the Company has negative working capital and a stockholders' deficit that raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                      /s/ Schumacher & Associates, Inc.
                                      -------------------------------------
                                      Schumacher & Associates, Inc.
                                      Certified Public Accountants
                                      2525 Fifteenth Street, Suite 3H
                                      Denver, CO 80211


September 8, 2000

                                VIPC CORPORATION
                          (A Development Stage Company)

                                  BALANCE SHEET
                                  June 30, 2000


                                     ASSETS

Current Assets:
         Total Current Assets                                         $        --
                                                                      -----------

TOTAL ASSETS                                                          $        --
                                                                      ===========


                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
  Accounts payable                                                    $       473
                                                                      -----------
         Total Current Liabilities                                            473
                                                                      -----------

TOTAL LIABILITIES                                                             473
                                                                      -----------

Stockholders' (Deficit):
  Common stock, $.001 par value
   3,000 shares authorized,
   3,000 issued and outstanding                                                 3
  Additional paid-in capital                                                2,997
  Accumulated (Deficit)                                                    (3,473)
                                                                      -----------

TOTAL STOCKHOLDERS' (DEFICIT)                                                (473)
                                                                      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                         $        --
                                                                      ===========



The accompanying notes are an integral part of the financial statements.

                                VIPC CORPORATION
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

              For the Period from June 29, 2000 (date of inception)
                              through June 30, 2000






                                                          For the
                                                        Period from
                                                       June 29, 2000
                                                         (date of
                                                         inception)
                                                          through
                                                       June 30, 2000
                                                       -------------
Revenue                                                $          --
                                                       -------------

Expenses
   Filing fees                                                   473
   Stock issued for services                                   3,000
                                                       -------------
                                                               3,473
Net (Loss)                                             $      (3,473)
                                                       -------------
Per Share                                              $       (1.16)
                                                       =============
Weighted Average Shares Outstanding                            3,000
                                                       =============



    The accompanying notes are an integral part of the financial statements.

                                VIPC CORPORATION
                          (A Development Stage Company)

                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)

         For the Period from June 29, 2000 (date of inception) through
                                  June 30, 2000


                                                            Additional
                                      Common      Stock      Paid-in      Accumulated
                                    No./Shares    Amount     Capital       (Deficit)      Total
                                    ----------   --------   ----------    -----------    -------
Balance at June 29, 2000                  --     $     --     $    --       $    --      $    --

Common stock issued for
services, at inception, at
$.001 per share                        3,000            3       2,997            --        3,000

Net loss for the period ended
June 30, 2000                             --           --          --        (3,473)      (3,473)
                                     -------     --------     -------       -------      -------
Balance at June 30, 2000               3,000     $      3     $ 2,997       $(3,473)     $  (473)
                                     =======     ========     =======       =======      =======



    The accompanying notes are an integral part of the financial statements.

                                VIPC CORPORATION
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

             For the Period from June 29, 2000 (date of inception)
                              through June 30, 2000


                                                                   For the
                                                                 Period from
                                                                June 29, 2000
                                                                  (date of
                                                                 inception)
                                                                   through
                                                                June 30, 2000
                                                                -------------
Operating Activities:
 Net (Loss)                                                     $      (3,473)
 Adjustment to reconcile net
  (loss) to net cash provided
  by operating activities:
   Increase in accounts payable                                           473
   Issuance of common stock for services                                3,000
                                                                -------------
  Net Cash Provided by (Used in)
   Operating Activities                                                    --
                                                                -------------

Cash Flows from Investing
 Activities                                                                --
                                                                -------------

Cash Flows from Financing
 Activities                                                                --
                                                                -------------

Increase (decrease) in Cash                                                --

Cash, Beginning of Period                                                  --
                                                                -------------

Cash, End of Period                                             $          --
                                                                =============

Interest Paid                                                   $          --
                                                                =============

Income Taxes Paid                                               $          --
                                                                =============


The accompanying notes are an integral part of the financial statements.

                                VIPC CORPORATION
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000

(1)      Summary of Accounting Policies

This summary of significant accounting policies of VIPC Corporation (Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         a)       Description of Business

         The Company was organized on June 29, 2000 as a Delaware corporation for the purpose of engaging in any lawful business but it is management's plan to seek a business combination. The Company is a development-stage company since planned principal operations have not commenced. The Company has selected December 31 as its year end.

         b)       Use of Estimates in the Preparation of Financial Statements

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         c)       Income Taxes

         As of June 30, 2000, the Company had net operating losses available for carryover to future years of approximately $3,473, expiring in various years through 2020. Utilization of these carryovers may be limited if there is a change in control of the Company. As of June 30, 2000, the Company has total deferred tax assets of approximately $695 due to operating loss carryforwards. However, because of the uncertainty of potential realization of these tax assets, the Company has provided a valuation allowance for the entire $695. Thus, no tax assets have been recorded in the financial statements as of June 30, 2000.

                                VIPC CORPORATION
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000

(1)      Summary of Accounting Policies, Continued

         d)       Basis of Presentation - Going Concern

                  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has negative working capital and a stockholders' deficit. Management is attempting to raise additional capital.

         In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financial requirements, raise additional capital, and the success of its future operations.

         Management is in the process of attempting to raise additional capital and complete a business combination. Management believes that its ability to raise additional capital and complete a business combination provide an opportunity for the Company to continue as a going concern.

(2)      Common Stock Issued

During the period ended June 30, 2000 the Company issued 3,000 shares of common stock for services valued at $3,000.

(3)      Business Combination

Effective June 29, 2000, the Company entered into an Agreement and Plan of Reorganization with Beach Couch, whereby, Beach Couch shall acquire from the Company's shareholders 80% of all the issued and outstanding shares of the common stock of the Company in exchange for 20,000,000 shares of Beach Couch's common stock. Upon completion of this business combination, the Company became an 80% owned subsidiary of Beach Couch.

(4)      Joint Venture Agreement

Effective June 30, 2000, the Company entered into a joint venture agreement with a Chinese corporation. The purpose of this joint venture is expansion and development of network and certain computer hardware and software services in Asia, North America and Central Europe, marketing of multi-media value added products in Asia and other regions, and administration of a Russian paging systems. The Company has agreed to contribute initial assets to the joint venture in accordance with its respective joint venture interest of 60%. The joint venture will dissolve on January 1, 2005, unless terminated prior by the joint venture participants.

                                VIPC CORPORATION
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000

(5)      Subsequent Event

Effective July 1, 2000, the Company agreed to lend $4,000,000 to a British Islands corporation. The Company has the option to convert this promissory note into a 100% equity ownership interest of the maker in exchange for complete forgiveness of the note. The Company has no obligations under this agreement until governmental approval has been obtained. The principal plus interest at 10% per annum is payable on or before June 30, 2002. The Company anticipates acquiring the $4,000,000 through a private placement. As of September 8, 2000, the $4,000,000 loan transaction had not occurred.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


                             VIPC CORPORATION (VIPC)
                            BEACH COUCH, INC. (BEACH)


               PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)




         Pro Forma Financial Statements:

                  Balance Sheet                                          P-2

                  Statements of Operations                               P-3

                  Notes to Pro Forma Financial Statements                P-4

                             VIPC CORPORATION (VIPC)
                            BEACH COUCH, INC. (BEACH)

                             PRO FORMA BALANCE SHEET
                                   (Unaudited)



                                                         VIPC         BEACH
                                                       June 30,      June 30,
                                                         2000          2000       Adjustments    Combined
                                                      ----------    ----------    -----------   ----------
                                     ASSETS

Current Assets:
      Cash                                            $       --    $    2,198    $       --    $    2,198
                                                      ----------    ----------    ----------    ----------

        Total Current Assets                                  --         2,198            --         2,198

Total Assets                                          $       --    $    2,198    $       --    $    2,198
                                                      ==========    ==========    ==========    ==========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
      Accounts payable and accrued expenses           $      473    $    2,000    $       --    $    2,473
                                                      ----------    ----------    ----------    ----------

        Total Current Liabilities                            473         2,000            --         2,473

Total Liabilities                                            473         2,000

Stockholders' Equity (Deficit)
      Common stock                                             3           422 (1)       (422)
                                                                               (1)      2,797         2,800
      Additional paid-in capital                           2,997        17,888 (1)    (17,888)
                                                                               (1)     (2,997)           --
      Accumulated (deficit)                               (3,473)      (18,112)(1)     18,510        (3,075)
                                                      ----------    ----------     ----------    ----------
        Total Stockholders' Equity (Deficit)                (473)          198             --          (275)
                                                      ----------    ----------     ----------    ----------

Total Liabilities and Stockholders' Equity (Deficit)  $       --    $    2,198     $       --    $    2,198
                                                      ==========    ==========     ==========    ==========



The accompanying notes are an integral part of the proforma financial statements.

                             VIPC CORPORATION (VIPC)
                            BEACH COUCH, INC. (BEACH)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                   VIPC           BEACH
                                               Period Ended     Six Months
                                                 June 30,       Ended June       Pro Forma       Pro Forma
                                                   2000          30, 2000       Adjustments      Combined
                                              --------------   -------------   -------------   -------------
Revenue                                       $           --   $          --   $          --   $          --
                                              --------------   -------------   -------------   -------------


Operating Expenses                                     3,473             336              --           3,809
                                              --------------   -------------   -------------   -------------
Net (Loss)                                    $       (3,473)  $        (336)  $               $      (3,809)
                                              ==============   =============   =============   =============

Net (Loss) per Common Share                                                                    $         nil
                                                                                               =============

Weighted Average Number of
 Common Shares Outstanding                                                                        28,002,500
                                                                                               =============




The accompanying notes are an integral part of the proforma financial statements.

                             VIPC CORPORATION (VIPC)
                            BEACH COUCH, INC. (BEACH)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(1)      General

         On June 30, 2000, BEACH issued 20,000,000 shares of its common stock pursuant to the acquisition of 80% of VIPC. This business combination will be accounted for as a reverse acquisition of BEACH by VIPC.

(2)      Pro Forma Information

         The pro forma financial statements give effect to the acquisition of VIPC by BEACH as if the acquisition had taken place at the beginning of the respective periods.

(3)      Pro Forma Adjustments

         (1) This entry gives effect to eliminating VIPC stockholders' equity and issuing 20,000,000 shares of BEACH common stock pursuant to the VIPC business combination agreement with the shares recorded at the predecessor cost of the assets of VIPC. The 20,000,000 shares issued for VIPC approximated 71% of the issued and outstanding shares of BEACH.